MERIDIAN FUND, INC.®

Meridian Equity Income Fund®

Meridian Growth Fund®

Meridian Contrarian Fund

Meridian Small Cap Growth Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement to the Prospectus dated October 31, 2014, as supplemented

Supplement dated September 22, 2015

Effective as of the date of this Prospectus Supplement, the Meridian Equity Income Fund will engage in short sales. The following change has been made to the Funds’ Prospectus dated October 31, 2014 (the “Prospectus”):

The last paragraph on page 22 of the Prospectus is deleted in its entirety and replaced with the following:

“Except for the Meridian Small Cap Growth Fund and Meridian Equity Income Fund, the Funds do not engage in short sales, but the Board may permit a Fund to engage in such transactions in the future. Meridian Small Cap Growth Fund and Meridian Equity Income Fund may engage in short sales. However, it is not anticipated that short sales will be a material investment activity for the Meridian Small Cap Growth Fund or Meridian Equity Income Fund.”

***

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE